Exhibit 10.3

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into effective as of November 15, 2010, by and between PLAINSCAPITAL CORPORATION, a Texas corporation (the “Company”), on behalf of itself and all of its subsidiaries (collectively “Employer”) and JAMES HUFFINES (“Executive”) for purposes of amending that certain Employment Agreement dated as of January 1, 2009, by and between the Company and Executive, as previously amended by that certain First Amendment to Employment Agreement dated as of March 2, 2009 (the “Agreement”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, pursuant to the authority granted by Section 2 of the Agreement, the Company desires to expand Executive’s duties such that effective November 15, 2010, Executive shall serve as the President and Chief Operating Officer of the Company and Executive desires to consent to such change in duties; and

WHEREAS, pursuant to the authority granted by Section 3(a) of the Agreement, effective November 15, 2010, the Company desires to adjust Executive’s base salary, so that the base compensation Executive receives for his performance of services as President and Chief Operating Officer is comparable and consistent with the base compensation paid to similarly-situated employees at the financial institutions within the Company’s peer group.

NOW, THEREFORE, in consideration of the mutual promises, conditions and covenants contained herein and in the Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

1. Effective November 15, 2010, Section 2 of the Agreement is amended by replacing all references to “Senior Executive Vice President and President of PlainsCapital Securities and Assets” and “Central and South Texas Region Chairman” with “President and Chief Operating Officer”.

2. Effective November 15, 2010, Section 3(a) of the Agreement is amended by replacing “Three Hundred Ten Thousand Dollars (“$310,000”)” with “Six Hundred Fifty Thousand Dollars (“$650,000”)”.

3. Except as specifically amended, altered, modified and changed by this Amendment and the First Amendment to Employment Agreement dated as of March 2, 2009, the Agreement remains in full force and effect as originally written.

[Signature Page Follows]

JAMES HUFFINES

Executive:	/s/ James Huffines

Date:	November 12, 2010

PLAINS CAPITAL CORPORATION

By:	/s/ Alan B. White

Its:	Chairman and Chief Executive Officer

Date:	November 12, 2010

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